SEC File No. 333-84598
                                                  Filed Pursuant to Rule 497(h)


                             PROSPECTUS SUPPLEMENT
                      (to Prospectus dated April 12, 2005)

                 PROSPECT STREET(R) HIGH INCOME PORTFOLIO INC.

                        2,700,000 SHARES OF COMMON STOCK

                               -----------------


         Prospect Street(R) High Income Portfolio Inc. (the "Fund") sold the following shares of common stock, par value $0.03 per share ("Common Stock"), of the Fund through B. Riley & Co., Inc. (the "Distributor"), pursuant to a distribution agreement with the Fund in connection with this offering.


                      Sales         Gross          Sales          Offering       Net            Closing
Date         Amount   Price         Proceeds       Load(1)        Expenses(2)    Proceeds       Price(3)
----------- -------- ------------ --------------- --------------- ------------- -------------- ----------
5/04/2005   3,700    $3.51        $  12,987       $   333         $   296       $  12,950       $3.51
----------- -------- ------------ --------------- --------------- ------------- -------------- ----------

         (1) Shares of Common Stock sold will generally be subject to a fixed commission rate of $0.05 per share. The Fund will pay additional compensation to the Distributor at a rate of $0.04 per share if all shares of the Common Stock are sold. The amount presented here presumes that all shares of the Common Stock will be sold.
         (2)  Based on estimated offering expenses of $0.08 per share.
         (3) The last reported sales price of the Common Stock on the New York Stock Exchange.

         Note: Securities and Exchange Commission filing fees were not used in arriving at any of the above figures.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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             The date of this Prospectus Supplement is May 6, 2005.